EXHIBIT 23(d)


Consent of Independent Auditors



We consent to the use of our report, dated September 21, 1995, incorporated herein by reference and to the reference to our firm.








                                       /s/ Smith Anglin & Co.
                                      -------------------------
                                           Smith Anglin & Co.


Dallas, Texas
June 22, 2000